UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Phathom Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Phathom. PHARMACEUTICALS PHATHOM PHARMACEUTICALS, INC. 100 CAMPUS DRIVE, SUITE 102 FLORHAM PARK, NJ 07932 Your Vote Counts! PHATHOM PHARMACEUTICALS, INC. 2022 Annual Meeting Vote by May 24, 2022 11 :59 PM ET You invested in PHATHOM PHARMACEUTICALS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2022. Get informed before you vote View the Annual Report, Notice & Proxy Statement on line OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~Inumber Vote Virtually at the Meeting* May 25, 2022 11 :30 AM EDT Virtually at: www.virtualshareholdermeeting.com/PHAT2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. 1a. To elect two class Ill directors to hold office until the 2025 Annual Meeting of Shareholders. Nominees: Heidi Kunz 0 For 1b. David Socks 0 For 2. To ratify the appointment of Ernst & Young LLP as Phathom's independent registered public accounting firm for the fiscal year ending December 31, 2022. OF or NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".